CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SUPPLEMENTAL AGREEMENT NO. 7
TO
PURCHASE AGREEMENT NO. 3866
BETWEEN
THE BOEING COMPANY
AND
ALASKA AIRLINES, INC.

THIS SUPPLEMENTAL AGREEMENT, entered into as of February 16, 2017, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and

WHEREAS, [***]

WHEREAS, in accordance with Section 1 of the Letter Agreement ASA-PA-3866-LA-09344R2, Open Matters, Boeing is providing Customer the scheduled delivery month, for the applicable 737-9 Aircraft represented below (Subject Aircraft):

[***]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.Purchase Agreement Table of Contents and Tables:

1.1Remove and replace in it entirety, the Purchase Agreement “Table of Contents”, with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 7.

1.2Remove and replace, in its entirety, the Purchase Agreement “Table 1B to Purchase Agreement No PA-03866” with the revised Table 1B, attached hereto, to reflect the firm delivery months of the Subject Aircraft.

2.Supplemental Exhibit.

Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables”, is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE attached hereto, to reflect the delivery dates of the Subject Aircraft.”

3.Letter Agreements

Letter Agreement ASA-PA-3866-LA-09440 entitled “Option Aircraft” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09440R1, attached hereto, [***]

4.Miscellaneous

[***]

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY            ALASKA AIRLINES, INC.

By: _______________________        By: _______________________

Its: ________________________        Its: ________________________

[***]